UNITED STATES
|SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2011
Date of Report (Date of earliest event reported)

UNITED COMMUNICATIONS PARTNERS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53530	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

SVEAVÄGEN 17, BOX 3061, SE-103 61, STOCKHOLM, SWEDEN	SE-10361
(Address of principal executive offices)	(Zip Code)

+468 660 7333
Registrant’s telephone number, including area code

N/A
(Former name if changed since last report)

N/A
(Former address if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that based upon beliefs of, and information currently available to, Registrant’s management as well as estimates assumptions made by Registrant’s management. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they to the Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and factors relating to the Registrant’s industry, operations and results of operations and any businesses that may acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required applicable law, including the securities laws of the United States, the Registrant does not intend to update any of forward-looking statements to conform these statements to actual results. The following discussion should be read conjunction with the Registrant’s pro forma financial statements and the related notes that are included herein.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

Background

Share Purchase Agreement

United Communications Partners Inc. (the “Company” or “we”) completed the acquisition of all of the issued and outstanding shares of Tre Kronor Media AB, a Swedish media company (“Tre Kronor”) on May 4, 2010 (the “Acquisition”). The Acquisition was completed pursuant to the terms and conditions of a share purchase agreement dated April 9, 2010 (the “Share Purchase Agreement”) entered into among the Company and each of the shareholders of Tre Kronor represented by Niclas Fröberg and Carl Johan Grandinson, the principal shareholders of Tre Kronor (the “Principal Shareholders”). A copy of the Share Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on April 15, 2010. A summary of the material terms of the Acquisition was reported on the Company’s Current Reports on Form 8-K and amended Form 8-K/A filed with the SEC on April 15, 2010, on May 10, 2010 and on July 19, 2010. Further amendments to the Share Purchase Agreement and the completion of the transactions contemplated therein were reported on the Company’s Current Reports on Form 8-K filed with the SEC on October 19, 2011 and November 17, 2011.

Amendment No. 2 – Extension of Redemption Term

Pursuant to the Amendment No. 2, it was agreed with respect to the redemption agreement concerning Niclas Fröberg, as reported in the Corporation’s Form 10-K for the year ended December 31, 2010, under which Mr. Fröberg is obligated to replace part of the shares issued by the Corporation to Mr. Fröberg pursuant to the Acquisition (the “Shares”) against a cash payment from the Corporation in the amount of SEK 3,000,000 ($387,000) that the obligation may be settled either by Mr. Fröberg returning the Shares to the Corporation at a fair value of SEK 3,000,000 ($387,000) before December 31, 2011 or by repaying SEK 3,000,000 ($387,000) in cash to the Corporation before December 31, 2011 (the “Redemption Term”). The Corporation has agreed to extend the Redemption Term pursuant to the Amendment No. 2 to December 31, 2013.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro Forma Consolidated Financial Statements.

None.

(c)	Exhibits.

None.

Exhibit No.	Document

10.1	Share Purchase Agreement dated April 9, 2010 (1)

10.2	Amendment No. 2 to Share Purchase Agreement, dated October 13, 2011(2)

(1)	Previously filed as an exhibit to our annual report on Form 10-K for the year ended December 31, 2010 filed with the SEC on April 15, 2011

(2)	Previously filed as an exhibit to our current report on Form 8-K filed with the SEC on October 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNICATIONS PARTNERS INC.

Date: January 4, 2012	By:	/s/ Niclas Fröberg
	Name:	Niclas Fröberg
	Title:	Chief Executive Officer